Exhibit 99.1

Deutsche Bank Energy & Utilities Conference May 28, 2008 Bruce Smith Chairman, President and CEO

Forward Looking Statements This Presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, projections of refining margins, debt reduction, cash flows and capital expenditures. We have used the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "should", "will" and similar terms and phrases to identify forward-looking statements in this Presentation. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation.

Agenda Company Overview 2007 Performance 2008 and Beyond

Company Overview* 7 Refineries located on the West Coast and in the Mid-Continent 939 Retail Stations in the Western US Market Cap - $4.1 billion 2007 EBITDA - $1.3 billion** Excellent Shareholder Record 3-Year CAGR*** - 15% 5-Year CAGR*** - 101% * As of March 31st, 2008 ** See appendix for reconciliation to Net Income *** Compounded Annual Growth Rate calculated using a split adjusted stock price (5/29/07)

Tesoro's Growth 1/1/1998 4/1/1998 7/1/1998 10/1/1998 1/1/1999 4/1/1999 7/1/1999 10/1/1999 1/1/2000 4/1/2000 7/1/2000 10/1/2000 1/1/2001 4/1/2001 7/1/2001 10/1/2001 1/1/2002 4/1/2002 7/1/2002 10/1/2002 1/1/2003 4/1/2003 7/1/2003 10/1/2003 1/1/2004 4/1/2004 7/1/2004 10/1/2004 1/1/2005 4/1/2005 7/1/2005 10/1/2005 1/1/2006 4/1/2006 7/1/2006 10/1/2006 1/1/2007 4/1/2007 7/1/2007 10/1/2007 1/1/2008 4/ 1/2008 Market Cap 430.4 508.2 505.1 412.9 326.3 397.9 547.8 407 327.1 322.6 303.2 317.7 383.4 444.3 486.6 533.1 565.1 606.2 261.8 206.7 334.1 481.8 510.2 780.4 1076.1 1452.2 1755.3 2058.1 2208.3 2859 3813.7 4040.5 4496.7 4706.2 4579 4419.9 5744.9 6515.8 6958.6 7168.8 5039.6 3693.4 Net Debt 123.964 145.444 427.973 486.177 531 508.3 532.9 499.9 275.8 335.3 340.4 286.3 296.5 348.2 354.4 1083.9 1095 1251.2 2017.4 2019.8 1866.9 1891.9 1666.8 1601.5 1531.6 1493.5 1188.2 1008.4 1033.5 1138.3 1036.6 478 607 743 422 158 60 220 1618 1436 1636 2041 $ in billions Hawaii Refinery Washington Refinery San Francisco Refinery Los Angeles Refinery Utah & North Dakota Refineries Acquisition

Independent Refining & Marketing Companies * East Coast includes Quebec refinery ** Gulf Coast includes Aruba refinery Source: Oil & Gas Journal, company reports Throughput By Region (%) Throughput By Region (%) Throughput By Region (%) Throughput By Region (%) Throughput By Region (%) 2007 Total Throughput (MBPD) PADD1 (East Coast) PADD2 (Mid-West) PADD3 (Gulf Coast) PADD4 (Rockies) PADD5 (West Coast) Tesoro - 9% - 9% 82% 595 Valero 30%* 6% 54%** - 10% 2,798 Sunoco 74% 26% - - - 915

Operations

Agenda Company Overview 2007 Performance

2007 - Delivered Superior Results Operational Excellence Consistently high throughput levels throughout the system Increased the use of cost advantaged crudes

2005 2006 2007 0.95 0.948 0.954 Increasing Utilization Rates Record Throughput Levels First and second quartile across system Highest utilization during 2nd and 3rd quarter peak margin periods 2007 - Operational Excellence 2005 2006 2007 Recordable Injury Rate 2.2 1.9 1.3 Reducing Frequency of Injury Record Safety Performance Frequency of injury reduced by 40% since 2005 Top quartile performance during 1st quarter of 2008

2007 - Delivered Superior Results Operational Excellence Completed Strategic Acquisition Plan Purchased Shell's Los Angeles Refinery Reentered prime California retail market and doubled sites

Los Angeles Refinery: System Impact 100,000 BPD nameplate capacity 16.4 Nelson Complexity Ability to process cost advantaged heavy/sour crudes Increases ability to realize synergies across the system Both crude and product opportunities Provides excellent internal investment opportunities Several projects underway and under study to enhance refinery operations and reduce costs Gasoline Jet Diesel Other East 0.52 0.15 0.1 0.23 Heavy Throughput Other Feedstocks East 0.88 0.12 2007 LA Throughput 2007 LA Production

2007 - Delivered Superior Results Operational Excellence Completed Strategic Acquisition Plan Value Model Migrates to Capturing Internal Opportunities

Value From Organic Growth 2007 Control Room Modernization and Wharf Expansion (Golden Eagle) Sulfur Handling Project (Anacortes) 2008 Gasoline Hydrotreater (Salt Lake City) Flare Gas Recovery (Los Angeles) Selective Hydrogenation Unit (Anacortes) Electrical Upgrade and Control Room (Hawaii) Delayed Coker (Golden Eagle) - Lower cost of goods sold - Increase energy efficiency - Improve clean product yield Capital Expenditures* * Excludes acquisitions

Golden Eagle Coker Project Installed in Record Time No recordable injuries or environmental incidences 43 days to tie-in, ahead of schedule Regulatory Project Improves Profitability Improves reliability Reduces greenhouse gas emissions Potential to heavy up crude slate

2007 - Delivered Superior Results Operational Excellence Completed Strategic Acquisition Plan Value Model Migrates to Capturing Internal Opportunities Strong Financial Performance Improved cash from operating activities Doubled the dividend Kept year-end debt : capitalization ratio below 40%

2007 - Strong Financial Performance 2005 2006 2007 0.36 0.29 0.35 Debt : Capitalization 2005 2006 2007 758 1139 1322 Cash From Operating Activities 1st Half 2nd Half 1st Half 917 50 2007 Operating Income 35% 41% - LAR* * As of May 2007

Retail Prices Lag Crude Prices as Demand Declines Source: Platt's, DOE 1/1/2007 1/8/2007 1/15/2007 1/22/2007 1/29/2007 2/5/2007 2/12/2007 2/19/2007 2/26/2007 3/5/2007 3/12/2007 3/19/2007 3/26/2007 4/2/2007 4/9/2007 4/16/2007 4/23/2007 4/30/2007 5/7/2007 5/14/2007 5/21/2007 5/28/2007 6/4/2007 6/11/2007 6/18/2007 6/25/2007 7/2/2007 7/9/2007 7/16/2007 7/23/2007 7/30/2007 8/6/2007 8/13/2007 8/20/2007 8/27/2007 9/3/2007 9/10/2007 9/17/2007 9/24/2007 10/1/2007 10/8/2007 10/15/2007 10/22/2007 10/29/2007 11/5/2007 11/12/2007 11/19/2007 11/26/2007 12/3/2007 12/10/2007 12/17/2007 12/24/2007 12/31/2007 WTI 100 94.5969729 91.11228441 95.28335093 101.4255544 104.1710665 103.1854981 104.9630412 108.2365364 106.6349877 101.3727561 105.1390356 114.06195 113.1467793 110.4716649 111.0348469 115.2235128 111.1228441 109.0989088 112.4604013 114.0795495 113.2347765 115.2939106 117.8810278 121.0665259 122.2456881 126.6983457 128.5110876 132.3653643 133.1749384 134.3013024 126.2407603 126.6279479 124.2872228 12 9.0742696 133.6853221 139.0531503 145.3185498 143.875396 142.1682506 144.5441746 154.8574446 158.7117212 165.6634988 168.8489968 165.5755016 172.2280887 160.876452 155.9310102 160.4892643 161.6332277 167.7050334 168.9545935 Conventional Gasoline 100 98.80034276 95.50128535 92.75921165 92.75921165 93.87317909 96.01542416 98.37189374 102.0994002 107.3264781 109.6401028 110.4113111 111.8251928 115.9811482 120.0514139 123.2219366 122.9220223 127.2922022 130.848329 132.9477292 137.8748929 137.4892888 135.2613539 131.7909169 128.9203085 127.7634961 126.7780634 127.7206512 130.6341045 126.7352185 123.2219366 121.5938303 118.7232219 119.3230506 117.7806341 119.7943445 120.7369323 119.4087404 120.4798629 119.4515853 118.680377 118.3376178 120.9511568 123.050557 129.0916881 133.2904884 132.7763496 132.6906598 131.1482434 128.5347044 128.4490146 127.6778063 130.8054841 West Coast Gasoline Demand Growth 1st Half 2nd Half 2006 0.003 0.012 2007 0.005 -0.018 Source: DOE Crude Outpaces Product Prices Crude prices up 70% Gasoline prices up 30% Economic Concerns Start Economy starts slowing down towards end of 3rd quarter 2007 - Two Different Halves

2007 - Two Different Halves Economic Concerns And Job Losses Commuters make up biggest segment of drivers California Hit First Largest impact in construction, manufacturing and financial activities segments Lack of available mass transit systems US Unemployment Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2007 5 5 5 5.2 5.3 5.3 5.4 5.5 5.6 5.7 5.7 5.9 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2007 4.6 4.5 4.4 4.5 4.5 4.6 4.7 4.7 4.7 4.8 4.7 5 California Unemployment Source: California Labor Bureau Source: California Labor Bureau

Agenda Company Overview 2007 Performance 2008 and Beyond

2008 and Beyond Challenging Market Conditions

This Business is Cyclical 1/1/1990 2/1/1990 3/1/1990 4/1/1990 5/1/1990 6/1/1990 7/1/1990 8/1/1990 9/1/1990 10/1/1990 11/1/1990 12/1/1990 1/1/1991 2/1/1991 3/1/1991 4/1/1991 5/1/1991 6/1/1991 7/1/1991 8/1/1991 9/1/1991 10/1/1991 11/1/1991 12/1/1991 1/1/1992 2/1/1992 3/1/1992 4/1/1992 5/1/1992 6/1/1992 7/1/1992 8/1/1992 9/1/1992 10/1/1992 11/1/1992 12/1/1992 1/1/1993 2/1/1993 3/1/1993 4/1/1993 5/1/1993 6/1 /1993 7/1/1993 8/1/1993 9/1/1993 10/1/1993 11/1/1993 12/1/1993 1/1/1994 2/1/1994 3/1/1994 4/1/1994 5/1/1994 6/1/1994 7/1/1994 8/1/1994 9/1/1994 10/1/1994 11/1/1994 12/1/1994 1/1/1995 2/1/1995 3/1/1995 4/1/1995 5/1/1995 6/1/1995 7/1/1995 8/1/1995 9/1/1995 10/1/1995 11/1/1995 12/1/1995 1/1/1996 2/1/1996 3/1/1996 4/1/1996 5/1/1996 6/1/1996 7/1/1996 8/1/1996 9/1/1996 10/1/1996 11/1/1996 12/1/1996 1/1/1997 2/1/1997 3/1/1997 4/1/1997 5/1/1997 6/1/1997 7/1/1997 8/1/1997 9/1/1997 10/1/1997 11/1/1997 12/1/1997 1/1/1998 2/1/1998 3/1/1998 2.9706 3.006207143 2.646670968 5.969233333 6.66016129 7.686813333 7.433206452 3.993103226 7.43378 10.40415484 9.717646667 3.807322581 4.499270968 6.083135714 7.691122581 7.113693333 5.540387097 5.581053333 4.86003871 5.578812903 4.98348 3.946406452 5.15336 5.030135484 3.2582 4.533689655 4.112870968 4.685293333 5.698735484 6.042153333 3.060606452 3.877993548 4.79966 3.309316129 4.238073333 3.02416 7742 3.820522581 4.6842 3.360967742 4.957166667 5.042716129 4.626846667 4.628741935 3.909483871 3.805706667 3.847870968 2.752113333 2.280703226 2.579006452 4.541 4.7892 3.59292 2.779141935 2.59156 2.417264516 5.493193548 4.09182 2.800890323 5.323586667 5.380890323 5.205651613 4.0216 3.998774194 4.265566667 5.135922581 5.26824 5.441103226 4.424741935 4.188506667 4.725690323 3.42504 4.622574194 5.664 174194 3.272227586 3.607677419 3.671746667 5.188470968 1.824813333 3.499587097 3.400309677 3.281593333 3.267754839 3.11332 4.559341935 3.762045161 5.391578571 2.94883871 3.87562 5.790690323 5.50398 6.540070968 7.296858065 6.5772 5.644432258 4.5883 4.584903226 4.015406452 4.935185714 3.846954839 $/bbl Katrina Sept 11th Summers Significant Unplanned Downtime Always comes off highs Source: Platt's (NYMEX 3-2-1)

Challenging Market Conditions Crude Run-Up Has Continued Into 2008 Commodity boom has lifted oil prices to record highs Rapidly rising crude price negatively affects our business California Economic Concerns As of April 2008, unemployment rate was at 6.2% Unemployment rates continue to affect gasoline demand Crude Price Run-Up California Unemployment Source: Platt's (WTI) Source: California Labor Bureau Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr 2007 5 5 5 5.2 5.3 5.3 5.4 5.5 5.6 5.7 5.7 5.9 2008 5.9 5.7 6.2 6.2 1/1/2007 1/8/2007 1/15/2007 1/22/2007 1/29/2007 2/5/2007 2/12/2007 2/19/2007 2/26/2007 3/5/2007 3/12/2007 3/19/2007 3/26/2007 4/2/2007 4/9/2007 4/16/2007 4/23/2007 4/30/2007 5/7/2007 5/14/2007 5/21/2007 5/28/2007 6/4/2007 6/11/2007 6/18/2007 6/25/2007 7/2/2007 7/9/2007 7/16/2007 7/23/2007 7/30/2007 8/6/2007 8/13/2007 8/20/2007 8/27/2007 9/3/2007 9/10/2007 9/17/2007 9/24/2007 10/1/2007 10/8/2007 10/15/2007 10/22/2007 10/29/2007 11/5/2007 11/12/2007 11/19/2007 11/26/2007 12/3/2007 12/10/2007 12/17/2007 12/24/2007 12/31/2007 1/7/2008 1/14/2008 1/21/2008 1/28/2008 2/4/2008 2/11/2008 2/18/2008 2/25/2008 3/3/2008 3/10/2008 3/17/2008 3/24/2008 3/31/2008 4/7/2008 4/14/2008 4/21/2008 4/28/2008 5/5/2008 5/12/2008 5/19/2008 2007 56.82 53.75 51.77 54.14 57.63 59.19 58.63 59.64 61.5 60.59 57.6 59.74 64.81 64.29 62.77 63.09 65.47 63.14 61.99 63.9 64.82 64.34 65.51 66.98 68.79 69.46 71.99 73.02 75.21 75.67 76.31 71.73 71.95 70.62 73.34 75.96 79.01 82.57 81.75 80.78 82.13 87.99 90.18 94.13 95.94 94.08 97.86 91.41 88.6 91.19 91.84 95.29 96 2008 94.1357 91.2671 89.8843 90.5129 89.8643 94.5243 98.8943 101.1657 103.9257 109.6571 104.1786 104.6129 104.2771 109.8571 115.0586 119.0043 115.6271 123.86 124.498 129.83

2008 and Beyond Challenging Market Conditions Market is Improving

Market is Improving Gasoline Inventory Levels Currently at the 5-year low Worked through historically high inventory levels seen earlier this year Cracks Are Strengthening Gasoline differentials have improved, but are below historical average Distillate differentials remain strong due to global demand PADD 5 Gasoline Inventory Source: DOE Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 29.544 30.809 31.121 31.343 30.64 30.322 30.015 29.598 28.175 28.285 28.252 27.067 27.118 26.013 27.737 27.049 26.329 27.444 27.324 28.388 28.375 28.052 29.44 28.984 28.419 29.264 29.228 28.788 29.077 29.418 28.717 28.694 27.642 27.15 27.492 27.794 28.248 28.218 28.412 28.387 28.509 27.535 27.684 26.918 26.404 26.894 27.201 26.727 27.402 27.324 27.319 28.596 5-Yr Range 3.703 2.42 2.181 2.211 3.777 4.044 4.145 3.663 5.59 4.326 4.26 3.833 3.152 5.192 4.69 5.554 6.996 7.678 5.561 4.365 4.879 5.223 4.082 4.483 4.342 4.705 5.429 6.384 5.134 4.323 4.308 3.299 3.414 3.505 4.137 3.944 3.825 3.903 2.736 3.802 3.456 4.32 3.186 4.091 5.15 4.839 5.208 6.832 7.015 5.64 4.801 4.031 2007 29.544 30.809 31.574 31.924 31.511 32.582 31.721 30.818 30.116 28.561 28.55 27.067 27.311 26.013 27.737 27.049 26.329 27.444 28.622 28.815 29.562 30.897 29.676 31.012 31.24 30.578 30.939 30.013 30.673 31.609 31.262 30.467 29.456 30.57 29.424 29.403 28.998 28.218 28.412 28.387 28.689 27.535 27.966 28.654 29.369 28.63 28.3 28.621 29.223 30.134 30.777 32.007 2008 33.613 34.31 35.458 34.213 34.284 34.398 33.781 32.88 32.35 32.776 32.04 33.139 31.801 30.811 30.575 29.251 28.763 28.802 28.869 28.212 2008 West Coast Benchmark Margins Source: Platt's (over ANS) Jan Feb Mar Apr May Gasoline 6.66 12.9 12.58 16.48 10.97 Diesel 15.67 20.94 27.18 29.67 33.15 2005 31509 31876 30113 31419 30776

2008 and Beyond Challenging Market Conditions Market is Improving Value Creation

Value Creation Distillate Opportunities Increase distillate yield by 19% and decrease fuel oil yield by 10% in current 2008 plan versus 4Q 2007: Crude Opportunities Los Angeles - last of crude contracts roll off at the end of May Los Angeles - increase waterborne crude volume coming across POLB Hawaii - eliminate the need for high cost crude oil Mandan - renegotiated local crude supply contracts In MBPD Golden Eagle Los Angeles Anacortes Alaska Hawaii Salt Lake City Mandan Total Distillates 7.7 17.0 3.9 0.2 6.1 5.7 1.2 41.8 Fuel Oil 0.1 (1.9) (2.9) (0.7) (0.4) 0.3 (0.3) (5.8)

2008 and Beyond Challenging Market Conditions Market is Improving Value Creation 2008 Goals

2008 Goals Generate free cash flow Improve profitability with better margins, cost reductions and improved optimization Reduce 2008 capital spending from $1.1 billion to $870 million Reduce inventory of crude and products Return debt : capitalization ratio to year end 2007 level of 35% Capture incremental EBITDA from recently completed capital project Delayed coker at Golden Eagle Reevaluate Hedging Strategy

2008 and Beyond Challenging Market Conditions Market is Improving Capturing Value 2008 Goals 2009-2012 Profit Improvement Plan

Building Shareholder Value Be profitable in any margin environment Grow value through organic programs Ability to add as much value as the underlying base business We don't have to grow through acquisitions to build shareholder value Focus on reducing all costs to make the business more resilient through the cycle Crude, Operational (including energy), Administrative, Capital Continue to produce excellent returns for shareholders Currently trading at market value of inventories Most recent transaction values Tesoro's refineries at $43/share* * Krotz Springs sold to Alon for $918 per complexity barrel

Bruce Smith Chairman, President and CEO Deutsche Bank Energy & Utilities Conference May 28, 2008

Appendix

Net Income to EBITDA Reconciliation* Net Cash from Operating Activities $ 1,322 Changes in Assets and Liabilities $ (325) Excess Tax Benefits from Stock-based Compensation Agreements 10 Deferred Income Taxes 1 Stock-based Compensation (53) Loss on Asset Disposals and Impairments (20) Amortization and Write-off of Debt Issuance Costs and Discounts (12) Depreciation and Amortization (357) 2007 Net Earnings $ 566 Add Income Tax Provision 339 Less Interest Income and Other (33) Add Interest and Financing Costs 95 Add Depreciation and Amortization 357 2007 EBITDA $ 1,324 * EBITDA represents earnings before interest and financing costs, interest income and other, income taxes, and depreciation and amortization. We present EBITDA because we believe some investors and analysts use EBITDA to help analyze our cash flow including our ability to satisfy principal and interest obligations with respect to our indebtedness and to use cash for other purposes, including capital expenditures. EBITDA is also used by some investors and analysts to analyze and compare companies on the basis of operating performance. EBITDA is also used by management for internal analysis and as a component of the fixed charge coverage financial covenant in our credit agreement. EBITDA should not be considered as an alternative to net earnings, earnings before income taxes, cash flows from operating activities or any other measure of financial performance presented in accordance with accounting principles generally accepted in the United States of America. EBITDA may not be comparable to similarly titled measures used by other entities. Historical EBITDA as presented above differs from EBITDA as defined under our credit agreement. The primary differences are non-cash postretirement benefit costs and loss on asset disposals and impairments, which are added to net earnings under the credit agreement EBITDA calculations.